EXHIBIT 10.15


                                                 June 1, 2002
Mr. Harvey Alstodt
c/o Del Laboratories, Inc.
178 EAB Plaza, 8th floor
Uniondale, NY 11556

Re:  Amendment to Employment Agreement

Dear Harvey:

     Reference is made to the employment agreement , dated April 1, 2001 (as amended, the "AGREEMENT"), between you and Del Laboratories, Inc. ("DEL").
              ---------                                            -----

     Del and you hereby agree to amend the Agreement as follows:

In the first sentence of Section 2 ("Salary"), the phrase "Three Hundred Twenty Thousand Dollars ($320,000)" shall be deleted and replaced by the phrase "Three Hundred Fifty Thousand Dollars ($350,000).

     As amended hereby, the Agreement shall remain in full force and effect.

                                             Sincerely,
                                             DEL LABORATORIES, INC.


                                             By: /s/ Dan K. Wassong
                                                     Dan K. Wassong
                                                     President

      ACCEPTED AND AGREED TO:

      /s/ Harvey Alstodt
      Harvey Alstodt


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